                                                                     EXHIBIT 20

                            TOYOTA MOTOR CREDIT CORPORATION
                 Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of July 23, 1999 for the Collection Period of
                              June 1 through June 30, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                     1,231,231,519.20
Discounted Principal Balance                                                                              1,231,231,519.20
Servicer Advance                                                                                              2,825,418.78
Servicer Payahead                                                                                             1,580,862.05
Number of Contracts                                                                                                 56,340
Weighted Average Lease Rate                                                                                           7.66%
Weighted Average Remaining Term                                                                                       35.8
Servicing Fee Percentage                                                                                              1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                              965,460,875.68
Discounted Principal Balance                                                                                965,038,892.52
Servicer Advances                                                                                             3,735,276.29
Servicer Pay Ahead Balance                                                                                    3,496,338.45
Maturity Advances Outstanding                                                                                            -
Number of Current Contracts                                                                                         52,660
Weighted Average Lease Rate                                                                                           7.64%
Weighted Average Remaining Term                                                                                       14.4
--------------------------------------------------------------------------------------------------------------------------


RESERVE FUND:
  Initial Deposit Amount                                                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                                                   2.50%
  Specified Reserve Fund Amount                                                                              30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                   5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                              61,561,575.96

                                                              Class A                 Class B                  Total
                                                               AMOUNT                  AMOUNT                   AMOUNT
  Beginning Balance                                         29,553,131.73          1,227,656.25              30,780,787.98
  Withdrawal Amount                                                   -                     -                          -
  Transferor Excess                                                   -                     -                          -
                                                ---------------------------------------------------------------------------
  Ending Balance                                            29,553,131.73          1,227,656.25              30,780,787.98
  Specified Reserve Fund Balance                            29,553,131.73          1,227,656.25              30,780,787.98
                                                ---------------------------------------------------------------------------
  Release to Transferor                                               -                     -                          -
  Cumulative Withdrawal Amount                                        -                     -                          -
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                   VEHICLES
                                                                               --------
  Liquidated Contracts                                                            201
                                                                                  ---
  Discounted Principal Balance                                                                                3,763,781.98
  Net Liquidation Proceeds                                                                                   (3,097,642.48)
  Recoveries - Previously Liquidated Contracts                                                                 (113,572.04)
                                                                                                ---------------------------
  Aggregate Credit Losses for the Collection Period                                                             552,567.46
                                                                                                ---------------------------
  Cumulative Credit Losses for all Periods                                                                   13,194,240.03
                                                                                                ---------------------------
                                                                                                ---------------------------
  Repossessed in Current Period                                                    93

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                                           Charge-Off Rate
                                                                                                ---------------------------
    Second Preceding Collection Period                                                                                0.70%
    First Preceding Collection Period                                                                                 0.49%
    Current Collection Period                                                                                         0.67%

---------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                   0.62%
Charge-Off Rate Indicator ( > 1.25%)                                                                      CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                         PERCENT        ACCOUNTS          PERCENT             ANIV
                                                              -------        --------          -------             ----
  31-60 Days Delinquent                                         1.40%           737             1.35%            13,009,866.46
  61-90 Days Delinquent                                         0.09%            49             0.10%               957,419.03
 Over 90 Days Delinquent                                        0.03%            16             0.03%               276,924.91
                                                                         ------------------                  -----------------
  Total Delinquencies                                                           802                              14,244,210.40
                                                                         ------------------                  -----------------
                                                                         ------------------                  -----------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE
    TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD
    (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                    0.09%
    First Preceding Collection Period                                                                                     0.13%
    Current Collection Period                                                                                             0.12%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                       0.11%
Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                VEHICLES
  Matured Lease Vehicle Inventory Sold                                        790                                 12,313,050.27
                                                                              ---                                (10,666,439.74)
  Net Liquidation Proceeds                                                                                 ---------------------
  Net Residual Value (Gain) Loss                                                                                   1,646,610.53
  Net Liquidation Proceeds                                                                                 ---------------------
  Cumulative Residual Value (Gain) Loss all periods                                                                6,006,282.15
  Net Liquidation Proceeds                                                                                 ---------------------
  Net Liquidation Proceeds                                                                                 ---------------------
                                                                                           Average                      Average
                                                Number    Scheduled        Sale        Net Liquidation                 Residual
                                                 SOLD     MATURITIES       RATIO           PROCEEDS                       VALUE

MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period             650        1,105          58.82%        13,484.53                    15,662.72
  First Preceding Collection Period              604        1,224          49.35%        13,381.05                    15,540.77
  Current Collection Period                      790        1,657          47.68%        13,501.82                    15,635.55
  Three Month Average                                                                    13,460.64                    15,616.18

                                                                                                        ------------------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                           86.20%
                                                                                                        ------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                 AMOUNT/RATIO               TEST MET?
-------------------------------------                                                --------------              ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                 47.68%                     YES

b) Number of Scheduled Maturities > 500                                                  1,657                      YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values         86.20%                     NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                         CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                            TOYOTA MOTOR CREDIT CORPORATION
                 Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of July 23, 1999 for the Collection Period of
                              June 1 through June 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             CERTIFICATE BALANCE
                                                                                             -------------------
                                                                  Total                   Percent           Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                 98.00%
---------
  Interest Collections                                            7,817,069.79
  Net Investment Income Earned                                    1,265,277.10
  Non-recoverable Advances                                         (123,268.00)
                                                         --------------------------
    Available Interest                                            8,959,078.89                               8,779,897.32
  Class A1, A2, A3 Notional Interest Accrual Amount              (5,948,947.91)                             (5,948,947.91)
  Unreimbursed A1, A2, A3 Interest Shortfall                               -
  Interest Accrual for Adjusted Class B Certificate Bal.           (415,406.25)                               (415,406.25)
  Class B Interest Carryover Shortfall                                     -
  Servicer's Fee                                                   (837,448.46)                               (820,699.49)
  Capped Expenses                                                   (24,065.00)                                (23,583.70)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -                                          -
  Uncapped Expenses                                                        -                                          -
                                                         --------------------------                --------------------------
  Total Unallocated Interest                                      1,733,211.27                               1,571,259.97
  Excess Interest to Transferor                                                                             (1,571,259.97)
                                                         --------------------------                --------------------------
  Net Interest Collections Available                              1,733,211.27                                        -
  Interest Collections Allocated to Losses                       (1,733,211.27)
  Accelerated Principal Distribution                                     (0.00)
                                                         --------------------------
  Deposit to Reserve Fund                                                  -
                                                         --------------------------
  Withdrawal from Reserve Fund                                             -
                                                         --------------------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                            (2,199,177.99)                             (2,155,194.43)
  Loss Reimbursement from Transferor Interest                     1,733,211.27                               1,733,211.27
  Loss Reimbursement from Transferor Principal                      421,983.16                                 421,983.16
                                                         --------------------------                --------------------------
  Ending Certificate Principal Loss Amount                          (43,983.56)                                       -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                         --------------------------
  Ending Balance                                                           -
                                                         --------------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     332,018.43                                        -
  Allocations - Current Period                                   39,101,272.16                              39,101,272.16
  Allocations - Accelerated Principal Distribution                        0.00                                       0.00
  Allocations - Not Disbursed Beginning of Period               223,216,770.84                             223,216,770.84
  Allocations - Not Disbursed End of Period                     262,318,043.01                             262,318,043.01
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                                          -
  Allocations - Current Period                                    6,364,354.16                               6,364,354.16
  Allocations - Not Disbursed Beginning of Period                19,093,062.48                              19,093,062.48
  Allocations - Not Disbursed End of Period                      25,457,416.64                              25,457,416.64
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                           0.00
  Due To Trust                                                   44,532,367.65                              44,200,349.23
                                                         --------------------------                --------------------------
  Total Due To Trust                                             44,532,367.65                              44,200,349.23
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A1                   CLASS A2                 CLASS A3
                                                                 --------                   --------                 --------
                                                                  Balance                   Balance                   Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances

    Available Interest                                          2,983,389.60               4,729,764.01              529,369.74
  Class A1, A2, A3 Notional Interest Accrual Amount            (2,118,333.33)             (3,439,583.33)            (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor Interest
  Loss Reimbursement from Transferor Principal

  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                                 39,101,272.16
  Allocations - Accelerated Principal Distribution                      0.00
  Allocations - Not Disbursed Beginning of Period             223,216,770.84
  Allocations - Not Disbursed End of Period                   262,318,043.01                        -                       -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                                  2,118,333.33               3,439,583.33              391,031.25
  Allocations - Not Disbursed Beginning of Period               6,354,999.99              10,318,749.99            1,173,093.75
  Allocations - Not Disbursed End of Period                     8,473,333.32              13,758,333.32            1,564,125.00
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                                 40,789,667.15               2,757,973.75              314,743.41
                                                          ------------------------   ------------------------   ------------------
  Total Due To Trust                                           40,789,667.15               2,757,973.75              314,743.41
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS B                         TRANSFEROR INTEREST
                                                                  -------                         -------------------
                                                                  Balance                  Interest                 Principal
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                       2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances

    Available Interest                                            537,373.96                 179,181.58
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.         (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                             (16,748.97)
  Capped Expenses                                                                               (481.30)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                 -
                                                                                     ----------------------
  Total Unallocated Interest                                                                 161,951.31
  Excess Interest to Transferor                                                            1,571,259.97
                                                                                     ----------------------
  Net Interest Collections Available                                                       1,733,211.28
  Interest Collections Allocated to Losses                                                (1,733,211.27)
  Accelerated Principal Distribution                                                              (0.00)
                                                                                     ----------------------
  Deposit to Reserve Fund                                                                           -
                                                                                     ----------------------
  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                          (2,155,194.43)                                      (43,983.56)
  Loss Reimbursement from Transferor Interest                   1,733,211.27              (1,733,211.27)
  Loss Reimbursement from Transferor Principal                    421,983.16
                                                                                     ---------------------------------------------
  Ending Certificate Principal Loss Amount                                                (1,733,211.27)           (43,983.56)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                    332,018.43
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                              -                          -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                     -
  Allocations - Current Period                                    415,406.25                        -
  Allocations - Not Disbursed Beginning of Period               1,246,218.75                        -
  Allocations - Not Disbursed End of Period                     1,661,625.00                        -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                                    337,964.92                        -              332,018.43
                                                          ------------------------   ---------------------------------------------
  Total Due To Trust                                              337,964.92                        -              332,018.43
----------------------------------------------------------------------------------------------------------------------------------

                            TOYOTA MOTOR CREDIT CORPORATION
                 Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of July 23, 1999 for the Collection Period of
                              June 1 through June 30, 1999

                                                                        CERTIFICATE BALANCE
                                                                        -------------------
                                                  Total             Percent              Balance
-------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)       1,231,231,519.20
Discounted Principal Balance                1,231,231,519.20
Initial Notional/Certificate Balance                     -          100.00%          1,206,600,000.00
Percent of ANIV                                                                                 98.00%
Certificate Factor                                                                          1.0000000
Notional/Certificate Rate
Servicer Advance                                2,825,418.78
Servicer Payahead                               1,580,862.05
Number of Contracts                                   56,340
Weighted Average Lease Rate                             7.66%
Weighted Average Remaining Term                         35.8
Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value              1,004,938,149.83
Discounted Principal Balance                1,004,938,149.83
Notional/Certificate Balance                                                         1,206,600,000.00
Adjusted Notional/Certificate Balance                                                  983,383,229.16
Percent of ANIV                                                                                 97.86%
Certificate Factor                                                                          1.0000000
Servicer Advances                               4,216,041.93
Servicer Pay Ahead Balance                      3,121,281.47
Maturity Advances Outstanding                            -
Number of Current Contracts                           54,440
Weighted Average Lease Rate                             7.64%
Weighted Average Remaining Term                         15.1

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value              965,460,875.68
  Discounted Principal Balance                965,038,892.52
  Notional/Certificate Balance                                                       1,206,600,000.00
  Adjusted Notional/Certificate Balance                                                944,281,956.99
  Percent of ANIV                                                                               97.81%
  Certificate Factor                                                                        1.0000000
  Servicer Advances                             3,735,276.29
  Servicer Pay Ahead Balance                    3,496,338.45
  Maturity Advances Outstanding                          -
  Number of Current Contracts                         52,660
  Weighted Average Lease Rate                           7.64%
  Weighted Average Remaining Term                       14.4
-------------------------------------------------------------------------------------------------------


                                                           CLASS A1                           CLASS A2
                                            --------                           --------
                                            Percent           Balance          Percent            Balance
------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                  33.98%        410,000,000.00       53.87%        650,000,000.00
Percent of ANIV                                                              33.30%                             52.79%
Certificate Factor                                                       1.0000000                          1.0000000
Notional/Certificate Rate                                                     6.20%                              6.35%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                        410,000,000.00                     650,000,000.00
Adjusted Notional/Certificate Balance                               186,783,229.16                     650,000,000.00
Percent of ANIV                                                              18.59%                             64.68%
Certificate Factor                                                       1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                      410,000,000.00                     650,000,000.00
  Adjusted Notional/Certificate Balance                             147,681,956.99                     650,000,000.00
  Percent of ANIV                                                            15.30%                             67.33%
  Certificate Factor                                                     1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
------------------------------------------------------------------------------------------------------------------------




                                                     CLASS A3                         CLASS B                  TRANSFEROR INTEREST
                                                     -------                          -------                  -------------------
                                              Percent       Balance           Percent         Balance                Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance           6.03%     72,750,000.00         6.12%       73,850,000.00           24,631,519.20
Percent of ANIV                                                   5.91%                             6.00%                   2.00%
Certificate Factor                                           1.0000000                         1.0000000
Notional/Certificate Rate                                         6.45%                             6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                             72,750,000.00                     73,850,000.00           20,208,548.03
Adjusted Notional/Certificate Balance                    72,750,000.00                     73,850,000.00           20,208,548.03
Percent of ANIV                                                   7.24%                             7.35%                   2.00%
Certificate Factor                                           1.0000000                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           72,750,000.00                     73,850,000.00           19,832,546.05
  Adjusted Notional/Certificate Balance                  72,750,000.00                     73,850,000.00           19,832,546.05
  Percent of ANIV                                                 7.54%                             7.65%                   2.05%
  Certificate Factor                                         1.0000000                         1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                            VEHICLES
---------------------------------                                            --------
Principal Collections                                                                             10,118,933.67
Prepayments in Full                                                            777                13,488,406.50
                                                                               ---
Reallocation Payment                                                            13                    215,084.89
                                                                                --
Interest Collections                                                                                7,817,069.79
Net Liquidation Proceeds and Recoveries                                                             3,211,214.52
Increase (Decrease) in Maturity Advances                                                                     -

Net Liquidation Proceeds - Vehicle Sales                                                          10,666,439.74

Non-Recoverable Advances                                                                            (123,268.00)

                                                                                               ----------------------
Total Available                                                                                   45,393,881.11
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                  Amount                            Annual Amount

                                                                        ----------------------              -----------------------
   Total Capped and Uncapped Expenses Paid                                        24,065.00                           216,585.00
   Capped and Uncapped Expenses Due                                                     -                                    -

SERVICER'S FEE DUE:

   Servicer's Fee Paid                                                           837,448.46
   Servicer's Fee Balance Due                                                           -
 SUPPLEMENTAL SERVICER'S FEES                                                    123,630.06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                             VEHICLES                              AMOUNT
-----------------                                                             --------                              ------

  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                                            -----------------------
  Ending Unreinvested Principal Collections                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------------







I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-------------------------------
Holly Pearson, Treasury Manager
